UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2005

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 303-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Merrill Lynch Repurchase Agreement

On February 25, 2005, Merrill Lynch Mortgage Capital Inc. (“Merrill Lynch”), HomeBanc Mortgage Corporation (“HBMC”) and HomeBanc Corp. (“HomeBanc”) entered into Amendment No. 6 (the “Merrill Lynch Amendment”) to their existing $150 million uncommitted master repurchase agreement dated as of February 27, 2002, as amended (the “Merrill Lynch repurchase facility”) to extend the termination date of the Merrill Lynch repurchase facility to February 24, 2006. HBMC is a subsidiary of HomeBanc. A copy of the Merrill Lynch Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Letter Agreement with JPMorgan Chase

On March 2, 2005, HomeBanc and HBMC entered into a letter agreement (the “Letter Agreement”) with JPMorgan Chase Bank (“JPMorgan”) amending the terms of the secured letter of credit dated as of August 11, 2003 (the “Letter of Credit”) relating to HomeBanc’s lease obligations on its corporate headquarters facility. Under the terms of the Letter Agreement, HomeBanc and HBMC will be permitted to substitute certain mortgage loans that may from time to time have been pledged as collateral to JPMorgan and the other lenders under the terms of the 6/04 Amended and Restated Senior Secured Credit Agreement dated as of June 7, 2004 (the “Credit Agreement”) as collateral for the Letter of Credit in lieu of the $3.5 million of cash collateral currently supporting the Letter of Credit. The Letter Agreement does not otherwise amend the terms of either the Letter of Credit or the Credit Agreement and does not create any additional financial or other obligations enforceable against either HomeBanc or HBMC. A copy of the Letter Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.1	Amendment No. 6 to Master Repurchase Agreement, dated as of February 25, 2005, among Merrill Lynch Mortgage Capital Inc., HomeBanc Mortgage Corporation and HomeBanc Corp.

10.2	Letter Agreement dated March 2, 2005 among HomeBanc Corp., HomeBanc Mortgage Corporation and JPMorgan Chase Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMEBANC CORP.

/s/ Alana L. Griffin
Alana L. Griffin
Senior Vice President, Assistant
General Counsel & Assistant Secretary

Date: March 3, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Amendment No. 6 to Master Repurchase Agreement, dated as of February 25, 2005, among Merrill Lynch Mortgage Capital Inc., HomeBanc Mortgage Corporation and HomeBanc Corp.

10.2	Letter Agreement dated March 2, 2005 among HomeBanc Corp., HomeBanc Mortgage Corporation and JPMorgan Chase Bank.